UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

_______________________________

Date of Report (Date of earliest event reported): June 7, 2013

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At Garmin’s annual meeting of shareholders held on June 7, 2013, Garmin’s shareholders approved an amendment to the Garmin Ltd. 2005 Equity Incentive Plan (the “Plan”) which, among other changes, increased the maximum number of shares of Garmin’s shares that can be awarded under the Plan from 10,000,000 to 13,000,000 and increased the maximum number of shares that can be awarded as restricted shares or pursuant to performance units or restricted stock units from 3,000,000 to 6,000,000.  The material terms and conditions of the Plan and the amendment were described in Garmin’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2013, under the section describing Proposal Six on pages 24 through 29 of the proxy statement, which description is incorporated in its entirety herein by reference.

Attached hereto as Exhibit 10.1 is a complete copy of the Plan, as amended and restated, which is also incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 7, 2013, Garmin held its annual general meeting of shareholders.  At the annual general meeting, the shareholders: (i) approved Garmin’s 2012 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 29, 2012 and the statutory financial statements of Garmin for the fiscal year ended December 29, 2012; (ii) approved the appropriation of available earnings; (iii) approved the payment of a cash dividend in the aggregate amount of $1.80 per share out of Garmin’s general reserve from capital contribution in four equal installments; (iv) discharged the members of the Company’s Board of Directors and its executive officers from liability for the fiscal year ended December 29, 2012; (v) re-elected Thomas P. Poberezny and elected Joseph J. Hartnett to serve as directors of the Company, for a term of three years expiring at the 2016 annual general meeting of shareholders; (vi) approved an amendment to the Garmin Ltd. 2005 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan; (vii) ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2013 fiscal year and re-elected Ernst & Young Ltd. as Garmin’s statutory for another one-year term; and (viii) approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2013 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission.

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The tabulation of votes with respect to the election of directors was as follows:

	For	Against	Abstentions[1]
Thomas P. Poberezny	154,417,308	368,771	24,871,056
Joseph J. Hartnett	155,090,209	146,451	24,420,475

The shareholders approved the Company’s 2012 Annual Report, including the consolidated financial statements for the fiscal year ended December 29, 2012 and the statutory financial statements for the fiscal year ended December 29, 2012. The tabulation of votes on this matter was as follows: 154,718,899 votes for; 479,821 votes against; and 24,458,415 abstentions.

The shareholders approved the appropriation of available earnings. The tabulation of votes on this matter was as follows: 153,480,383 votes for; 1,730,656 votes against; and 24,446,096 abstentions.

The shareholders approved the payment of a cash dividend in the aggregate amount of $1.80 per share out of Garmin’s general reserve from capital contribution in four equal installments. The tabulation of votes on this matter was as follows: 155,078,680 votes for; 40,406 votes against; and 24,538,049 abstentions.

The shareholders discharged the members of the Company’s Board of Directors and its executive officers from liability for the fiscal year ended December 29, 2012. The tabulation of votes on this matter was as follows: 145,774,439 votes for; 77,447votes against; and 33,805,249 abstentions.

The shareholders approved an amendment to the Garmin Ltd. 2005 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan. The tabulation of votes on this matter was as follows: 151,718,834 votes for; 3,418,092 votes against; and 24,520,209 abstentions.

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year and elected Ernst & Young Ltd. as the Company’s statutory auditor for another one-year term. The tabulation of votes on this matter was as follows: 178,803,864 votes for; 319,500 votes against; and 533,771 abstentions.

The shareholders approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2013 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission. The tabulation of votes on this matter was as follows: 153,839,588 votes for; 1,287,036 votes against; and 24,530,511 abstentions.

1 Under Swiss law broker non-votes are treated the same as abstentions. For this reason the numbers of broker non-votes on the matters submitted to the shareholders at the annual general meeting are included with abstentions and are not stated separately in this Item 5.07.

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Item 8.01. Other Events

On June 7, 2013, the Company issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its shareholders have approved a cash dividend in the amount of $1.80 per share out of the Company’s general reserve from capital contribution payable in four equal installments on dates to be determined by the Board of Directors in its discretion. The Board has determined that the first installment of $0.45 will be payable on June 28, 2013 to shareholders of record on June 18, 2013. The Board currently expects that the dividend payment and record dates for the remaining three installments will be as follows: $0.45 on September 30, 2013 to shareholders of record on September 16, 2013, $0.45 on December 31, 2013 to shareholders of record on December 16, 2013 and $0.45 on March 31, 2014 to shareholders of record on March 17, 2014.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

10.1	Garmin Ltd. 2005 Equity Incentive Plan (incorporated by reference from Schedule 1 to Garmin’s Definitive Proxy Statement filed with the SEC on April 22, 2013).

99.1	Press Release dated June 7, 2013 (furnished pursuant to Item 8.01)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 7, 2013	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Garmin Ltd. 2005 Equity Incentive Plan (incorporated by reference from Schedule 1 to Garmin’s Definitive Proxy Statement filed with the SEC on April 22, 2013).

99.1	Press Release dated June 7, 2013 (furnished pursuant to Item 8.01)

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